EXHIBIT 99.1

Statement Of Enable Holdings, Inc.

Chicago, IL September 29, 2008 - In response to several inquiries, Enable Holdings, Inc. (ENAB.OB), formerly known as uBid.com Holdings Inc., stated today that it is an independent, standalone company in which Petters Group Worldwide is a minority stockholder. Petters Group Worldwide, including Thomas J. Petters, has no involvement in the day-to-day management of the company, and does not fund its operations.

Additionally, Enable Holdings announces that it has accepted the resignations of Board of Directors members, and Petters Group Worldwide employees David Baer and Mary Jeffries, effective immediately.

The remaining four Board of Directors members plan on replacing these open spots as soon as possible.

For more information please visit www.enableholdings.com.

About Enable Holdings, Inc.
Enable Holdings, Inc. is the world's leading excess inventory solutions company that links brand name sellers with customers around the globe. Enable Holdings, Inc. does this through its multi-channel asset-recovery solution that includes an online auction platform located at www.ubid.com, fixed-price commerce solution RedTag.com, offline excess inventory solution RedTag Live!, business-to-business solution Dibu Trading Company, and upcoming private auction software company Commerce Innovations. Brand name sellers are able to reduce excess inventory more efficiently and profitably than ever before. And however they choose to buy, shoppers now have a connection to the world's most trusted brands at prices far below retail. Enable Holdings, Inc. boasts more than 10 years experience in online commerce.

SEC Filings and Forward-Looking Statements Additional information about Enable Holdings, Inc. is in the company’s annual report on Form 10-K, filed with the Securities and Exchange Commission.

Certain statements made in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements using terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could,” “possible,” “plan,” “project,” “should,” “will,” “forecast,” and similar words or expressions. Enable Holdings, Inc. intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of Enable Holdings, Inc. and the industries and markets in which Enable Holdings, Inc. operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect the forward looking statement identified above and Enable Holdings, Inc.'s business, financial condition and operating results generally include the effects of adverse changes in the economy, reductions in consumer spending, declines in the financial markets and the industries in which Enable Holdings, Inc. and its partners operate, adverse changes affecting the Internet and e-commerce, the ability of Enable Holdings, Inc. to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment or extension of its relationships with strategic partners, the ability of Enable Holdings, Inc. to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of Enable Holdings, Inc. to attract and retain qualified personnel, the ability of Enable Holdings, Inc. to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. Enable Holdings, Inc. expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by Enable Holdings, Inc.

MEDIA CONTACTS:

Jeff Hoffman
Chief Executive Officer
Enable Holdings, Inc.
(773) 272-4461
Jeff.Hoffman@EnableHoldings.com

Cathleen Bleers
Hill and Knowlton
(312) 255-3123
Cathleen.Bleers@HillandKnowlton.com

Ryan Calverley
Press Officer
Enable Holdings, Inc.
(773) 272-4414
Ryan.Calverley@EnableHoldings.com